                                                                    EXHIBIT 10.4

                    [SIDLEY AUSTIN BROWN & WOOD LETTERHEAD]



                               September 30, 2002



Mr. Tom Donahue
Prudential
Chase Tower
2200 Ross Avenue
Suite 4200E
Dallas, TX 75201

Ms. Janet Mallow
Riggs, Abney, Neal, Turpen, Orbison & Lewis
502 West Sixth Street
Tulsa, OK 74119-1010

Mr. Mike Royle
Bryan Cave
1200 Main Street
Suite 3500
Kansas City, MO 64105

     RE: Yellow Corporation

Ladies and Gentlemen:

     Enclosed please find copies of the following fully executed documents (collectively, the "ESCROWED DOCUMENTS"):

          1. Amendment No. 1 to Revolving Credit Agreement among Yellow Corporation, as Borrower, the financial institutions whose names are listed on the signature pages thereto, as Lenders, and Bank One, NA, having its principal place of business in Chicago, Illinois, as one of the Lenders and as Agent.

          2. Release by the Agent, for itself and on behalf of the Lenders, of Saia Motor Freight Line, Inc. and Jevic Transportation, Inc. as Guarantors under the Revolving Credit Agreement.

SIDLEY AUSTIN BROWN AND WOOD                                         CHICAGO

September 30, 2002
Page 2


     The Escrowed Documents are being delivered to you with the understanding that they will be held in escrow by you, on behalf of the Agent. The Escrowed Documents shall be deemed to be released from escrow upon the occurrence of each of the following conditions:

          1. The receipt by the Borrower of the preliminary cash dividend payment from SCS Transportation, Inc. ("SCST") as described in the SCST Information Statement dated September 10, 2002 (the "SCST" INFORMATION STATEMENT").

          2. The completion of the distribution of the common shares of SCST to the shareholders of the Borrower as describe in the SCST Information Statement.

     Please acknowledge your acceptance of the foregoing terms by signing in the space below and returning a copy to me by fax at (312) 853-7036.


                                       Very truly yours,

                                       /s/ Jennifer Tedjeske
                                       ---------------------------
                                           Jennifer Tedjeske


RECEIPT ACKNOWLEDGED

---------------------------
BY:

                                                                 EXECUTION COPY


                                AMENDMENT NO. 1
                                       TO
                           REVOLVING CREDIT AGREEMENT


     This Amendment No. 1 (this "Amendment") is entered into as of September 30, 2002 by and among YELLOW CORPORATION, a Delaware corporation (the "Borrower"), the financial institutions whose names are listed on the signature pages hereto (collectively, the "Lenders") and BANK ONE, NA, having its principal office in Chicago, Illinois, as one of the Lenders and in its capacity as contractual representative (the "Agent") on behalf of itself and the other Lenders.

                                   RECITALS:

     WHEREAS, the Borrower, the Lenders and the Agent are parties to that certain Revolving Credit Agreement dated as of April 5, 2001 (the "Credit Agreement");

     WHEREAS, the Borrower seeks to amend the Credit Agreement, among other things, to permit the Borrower to spin off certain of its subsidiaries; and

     WHEREAS, the Lenders and the Agent are willing to amend the Credit Agreement on the terms and conditions herein set forth;

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. Defined Terms. Capitalized terms used herein and not otherwise defined herein shall have the meanings attributed to such terms in the Credit Agreement.

     2. Amendments to Credit Agreement. Upon the effectiveness of this Amendment in accordance with the provisions of Section 3 below, the Credit Agreement is hereby amended as follows:

        (a) Article I of the Credit Agreement is amended by adding the following definition thereto in appropriate alphabetical order:

            "Spin-Off" means the spin-off by the Borrower to its shareholders of all of the capital stock of its Subsidiary SCS Transportation, Inc., the owner of all of the capital stock of Saia Motor Freight Line, Inc. and Jevic Transportation, Inc., substantially in accordance with the terms and conditions described in SCS Transportation, Inc.'s Information Statement dated September 10, 2002.

        (b) Section 2.4.2 of the Credit Agreement is amended by deleting the figure "$175,000,000" in clause (iii) thereof and substituting the figure "$225,000,000" therefor.

     (c) Section 2.7.4 of the Credit Agreement is amended by deleting the last sentence thereof and substituting the following therefor:

     The Borrower may from time to time pay, subject to the payment of any funding indemnification amounts required by Section 3.4 but without penalty or premium, all outstanding Eurodollar Ratable Advances, or, in a minimum aggregate amount of $1,000,000 or any integral multiple of $500,000 in excess thereof, any portion of the outstanding Eurodollar Ratable Advances upon three Business Days' prior notice to the Agent. The Borrower may not voluntarily repay a Competitive Bid Advance prior to the last day of the applicable Interest Period.

     (d) Section 5.8 of the Credit Agreement is amended by amending the first sentence thereof in its entirety to read as follows:

     After giving effect to the Spin-Off, Amended Schedule "2" hereto contains an accurate list of all of the presently existing Subsidiaries of the Borrower, setting forth their respective jurisdictions of incorporation and the percentage of their respective capital stock owned by the Borrower or other Subsidiaries.

     (e) Section 6.4 of the Credit Agreement is amended by adding the following proviso at the end thereof:

     ; provided that the Borrower may consummate the Spin-Off.

     (f) Section 6.12 of the Credit Agreement is amended (i) by deleting the reference to "clause (v)" therein and substituting a reference to "clause (iv)" therefor and (ii) by adding at the end thereof the following:

     Notwithstanding the foregoing, the Borrower may consummate the Spin-Off, provided that no Default or Unmatured Default shall have occurred and be continuing or would result immediately therefrom. The Spin-Off shall not constitute a disposition of Property for purposes of clause (iv) of the first sentence of this Section 6.12.

     (g) Section 6.15 of the Credit Agreement is amended by adding at the end thereof the following sentence:

     Notwithstanding the foregoing, the Borrower may consummate the Spin-Off.

     (h) Section 6.16 of the Credit Agreement is amended in its entirety to read as follows:

         6.16 Consolidated Net Worth. The Borrower will maintain at all times Consolidated Net Worth of not less than the sum of (i) $293,622,400 plus
     (ii) 50% of Consolidated Net Income earned in each fiscal quarter beginning with the fiscal quarter ending on September 30, 2002 (without deduction for losses), provided that the adjustment to minimum Consolidated Net Worth as a result of this clause (ii) shall occur quarterly upon the delivery by the Borrower of the financial statements described in Section 6.1(i) or Section 6.1(ii), as applicable, for the relevant fiscal period.

          (i) Section 6.17 of the Credit Agreement is amended by adding at the end thereof the following sentence:

          For the four fiscal quarter period ending on September 30, 2002, and for each four fiscal quarter period thereafter that includes the fiscal quarter in which the Spin-Off occurred, Consolidated EBITDAR for purposes of the foregoing ratio shall be calculated on a pro forma basis as if the Spin-Off occurred on the first day of such four fiscal quarter period.

          (j) Section 6.22(b) is amended by adding at the end thereof the following sentence:

          In accordance with clause (ii) of the preceding sentence, upon the consummation of the Spin-Off, the Agent will, on behalf of the Lenders, promptly deliver to the Borrower a release of Saia Motor Freight Line, Inc. and Jevic Transportation, Inc. from their respective obligations under the Guaranty.

          (k) Schedule "2" to the Credit Agreement is deleted in its entirety and Amended Schedule "2" in the form attached to this Amendment is substituted therefor.


     3. Conditions of Effectiveness. This Amendment shall become effective as of the date hereof (the "Effective Date") if, and only if, the Agent shall have received duly executed counterparts of (i) this Amendment from the Borrower and the Required Lenders and (ii) the Consent attached hereto from Yellow Transportation, Inc. (formerly known as Yellow Freight System, Inc.).

     4. Representations and Warranties of the Borrower. The Borrower represents and warrants to the Lenders that, as of the Effective Date, both before and after giving effect to this Amendment:

          (a) there exists no Default or Unmatured Default; and

          (b) the representations and warranties contained in Article V of the Credit Agreement are true and correct as of the Effective Date except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty was true and correct on and as of such earlier date.

     5.   Reference to and Effect on the Credit Agreement.

     5.1 Upon the effectiveness of this Amendment pursuant to Section 3 hereof, on and after the Effective Date each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import and each reference to the Credit Agreement in each Loan Document shall mean and be a reference to the Credit Agreement as modified hereby.

     5.2 Except as specifically waived or amended herein, all of the terms, conditions and covenants of the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

     5.3 The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of (a) any right, power or remedy of any Lender or the Agent under the Credit Agreement or any of the Loan Documents, or (b) any Default or Unmatured Default under the Credit Agreement.

     6. CHOICE OF LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (INCLUDING 735 ILCS 105/5-1 ET SEQ. BUT OTHERWISE WITHOUT REGARD TO THE CONFLICT OF LAWS PROVISIONS) OF THE STATE OF ILLINOIS, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

     7. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original and all of which taken together shall constitute one and the same agreement.

     8. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

                            [Signature Pages Follow]

     IN WITNESS WHEREOF, the Borrower, the Agent and the Lenders have executed this Amendment No. 1 as of the date first above written.

                                  YELLOW CORPORATION

                                   By: /s/ Stephen Bruffett
                                       ------------------------------
                                   Name:  Stephen Bruffett
                                   Title: VP-Treasurer




                               Amendment No. 1 to
                               Yellow Corporation
                           Revolving Credit Agreement

                                      BANK ONE, NA, as a Lender and as Agent

                                      By: /s/ Timothy J. King
                                          ---------------------------
                                      Name:  Timothy J. King
                                      Title: Director







                               Amendment No. 1 to
                               Yellow Corporation
                           Revolving Credit Agreement

                                      FLEET NATIONAL BANK, as a Lender

                                      By: /s/ Katherine A. Brand
                                          -------------------------------
                                      Name:  Katherine A. Brand
                                      Title: Director








                               Amendment No. 1 to
                               Yellow Corporation
                           Revolving Credit Agreement

                                        SUNTRUST BANK, as a Lender

                                        By: /s/ William H. Crawford
                                            -------------------------------
                                        Name:  William H. Crawford
                                        Title: Vice President
                                               Suntrust Bank





                               Amendment No. 1 to
                               Yellow Corporation
                           Revolving Credit Agreement

                                        U.S. BANK NATIONAL ASSOCIATION,
                                          as a Lender

                                        By: /s/ Barry P. Sullivan
                                            ------------------------------
                                        Name:  Barry P. Sullivan
                                        Title: Vice President






                               Amendment No. 1 to
                               Yellow Corporation
                           Revolving Credit Agreement

                                              WACHOVIA BANK, N.A., as a Lender

                                              By: /s/ Andrew G. Pagne
                                                  ----------------------------
                                              Name:  Andrew G. Pagne
                                              Title: Director




                               Amendment No. 1 to
                               Yellow Corporation
                           Revolving Credit Agreement

                                        BNP PARIBAS, as a Lender

                                        By: /s/ Peter Labrie
                                            ----------------------------
                                        Name:  Peter Labrie
                                        Title: Central Region Manager

                                        By: /s/ Brian Hewett
                                            ----------------------------
                                        Name:  Brian Hewett
                                        Title: Director





                               Amendment No. 1 to
                               Yellow Corporation
                           Revolving Credit Agreement

                                            DEUTSCHE BANK AG, NEW YORK
                                            BRANCH AND/OR CAYMAN ISLANDS
                                            BRANCH, as a Lender

                                            By: /s/ Chris Howe
                                                ----------------------------
                                            Name:  Chris Howe
                                            Title: Director

                                            By: /s/ Karsten Wetwitschka
                                                ----------------------------
                                            Name:  Karsten Wetwitschka
                                            Title: Vice President





                               Amendment No. 1 to
                               Yellow Corporation
                           Revolving Credit Agreement

                                    HIBERNIA NATIONAL BANK, as a Lender

                                    By: /s/ Gloria I. Howard
                                        ------------------------------
                                    Name:
                                    Title:




                               Amendment No. 1 to
                               Yellow Corporation
                           Revolving Credit Agreement

                                                THE NORINCHUKIN BANK, NEW YORK
                                                BRANCH, as a Lender

                                                By: /s/ Toshlyski Futsaka
                                                    --------------------------
                                                Name:  Toshlyski Futsaka
                                                Title: Joint General Manager








                               Amendment No. 1 to
                               Yellow Corporation
                           Revolving Credit Agreement

                                           UFJ BANK LIMITED, as a Lender

                                           By: /s/ Lee E. Prewitt
                                               -------------------------------
                                           Name:  Lee E. Prewitt
                                           Title: Vice President


                               Amendment No. 1 to
                               Yellow Corporation
                           Revolving Credit Agreement

                                        BANK HAPOALIM B.M., as a Lender

                                        By: /s/ Michael J. Bryne
                                            ---------------------------------
                                        Name:  Michael J. Bryne
                                        Title: VP-Senior Lending Officer

                                           /s/ B. Boazdan
                                           ----------------------------------
                                        Name:  B. Boazdan
                                        Title: FVP & Branch Manager




                               Amendment No. 1 to
                               Yellow Corporation
                           Revolving Credit Agreement

                              AMENDED SCHEDULE "2"

                        YELLOW CORPORATION SUBSIDIARIES
                       Effective as of October 1st, 2002

                                                                                   Jurisdiction of            Date of
Name                                                                               Incorporation        Incorporation
----                                                                               ---------------      -------------

Yellow Corporation                                                                 Delaware                 1/28/1983

I.    Direct Subsidiaries of Yellow Corporation

        Yellow Transportation, Inc.                                                Indiana                 12/22/1950
        Yellow Technologies, Inc.                                                  Delaware                 5/12/1992
        OPK Insurance Co., Ltd.                                                    Bermuda                  8/11/1992

II.    Direct Subsidiaries of Yellow Transportation, Inc.

        Yellow Receivables Corp.                                                   Delaware                 7/23/1996
        Mission Supply Co.                                                         Kansas                   11/3/1980
        Yellow Redevelopment Corp.                                                 Missouri                12/22/1963
        Yellow Relocation Services                                                 Kansas                   3/20/1989
        Yellow Transportation of Ontario, Inc.                                     Canada                   5/20/1941
        Yellow Transportation of British Columbia, Inc.                            Canada                   4/18/1973
        Yellow Transportation Mexicana, S.A. de C.V.                               Mexico                  12/21/1990

III.  Direct Subsidiaries of Yellow Transportation Mexicana, S.A. de C.V.

        Yellow Freight Services, S. de R.L. de C.V.                                Mexico                  12/18/2001

IV.   Direct Subsidiaries of Yellow Technologies, Inc.

        Yellow Dot Com Subsidiary, Inc.                                            Delaware                 5/11/2000

V.    Direct Subsidiaries of Yellow Dot Com Subsidiary, Inc.

        Meridian IQ, LLC                                                           Delaware                 4/27/2000
        MegaSys, Inc.                                                              Indiana                  1/18/1989

VI.   Direct Subsidiaries of Meridian IQ, LLC

        Yellow Global, LLC                                                         Delaware                 7/30/1992

VII.  Direct Subsidiaries of Yellow Global, LLC

        Globe.com Lines, Inc.                                                      Delaware                  1/5/1998

All subsidiaries are 100% owned by the respective owners shown above except for Yellow Transportation Mexicana, S.A. de C.V., which is 46.2% owned by Yellow Transportation, Inc. and 53.8% owned by Yellow Transportation of Ontario, Inc.

                                    CONSENT



     The undersigned, as Guarantor under a Guaranty executed in favor of the Agent in connection with the Credit Agreement referred to in the foregoing Amendment (as the same may have been or be amended, restated, supplemented or otherwise modified from time to time, the "Guaranty"), hereby consents to the foregoing Amendment and confirms and agrees that the Guaranty is, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects.


                                 YELLOW TRANSPORTATION, INC.
                                 (formerly known as Yellow Freight System, Inc.)

                                 By: /s/ DANIEL L. HORNBECK
                                    ----------------------------
                                 Name: Daniel L. Hornbeck
                                      --------------------------
                                 Title: Secretary
                                       -------------------------

                                    RELEASE

                               September 30, 2002


Yellow Corporation
Saia Motor Freight Line, Inc.
Jevic Transportation, Inc.
SCS Transportation, Inc.
c/o Yellow Corporation
10990 Roe Avenue
Overland Park, Kansas 66211

Ladies and Gentlemen:

     We refer to the Revolving Credit Agreement dated as of April 5, 2001 among Yellow Corporation, certain financial institutions (the "Lenders") and Bank One, NA, as Agent for the Lenders, as amended by Amendment No. 1 thereto dated as of September 30, 2002 (as so amended, the "Credit Agreement"), and to the related Guaranty dated as of April 5, 2001 (the "Guaranty") executed in favor of the Agent, for the ratable benefit of the Lenders, by Yellow Transportation, Inc. (formerly known as Yellow Freight System, Inc.), Saia Motor Freight Line, Inc. ("Saia") and Jevic Transportation, Inc. ("Jevic").

     Pursuant to Section 6.22(b) of the Credit Agreement, the Agent, for itself and on behalf of the Lenders, hereby releases each of Saia and Jevic from all of their respective obligations under the Guaranty and acknowledges that neither Saia nor Jevic shall have any further liability thereunder to the Agent or to any Lender.


                                             Very truly yours,

                                             BANK ONE, NA,as Agent

                                             By: /s/ TIMOTHY J. KING
                                                ---------------------------
                                             Name: Timothy J. King
                                                  -------------------------
                                             Title: Director
                                                   ------------------------